UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 10, 2006


                          ONE LIBERTY PROPERTIES, INC.
               (Exact name of Registrant as specified in charter)


    Maryland                     001-09279                        13-3147497
    ------------------------------------------------------------------------
    (State or other        (Commission file No.)              (IRS Employer
    jurisdiction of                                               I.D. No.)
    incorporation)


           60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code     516-466-3100

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         __       Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         __       Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         __       Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         __       Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================


Item 5.03. Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On March 10, 2006, the registrant's Board of Directors approved an amendment to
Section I of Article III of the registrant's By-Laws to increase the maximum number of directors from ten to eleven.

Item 5.05. Amendments to Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On March 10, 2006, the registrant's Board of Directors approved a revised and restated Code of Business Conduct and Ethics.

The following revisions to the Code are noted:

o Reporting Violations of the Code. All persons subject to the Code, referred to therein as "Associates", were advised of a duty to report known or suspected violations of the Code, including any violation of laws, rules, regulations or policies of the Company "or that involve the commission or potential commission of a felony or other significant criminal act whether or not involving the Company". All persons were also advised of the whistleblower hotline as a method by which violations of the Code could be reported.

o Conflicts of Interest. This section was revised and as revised, among other things, prohibits specific activities by an Associate and any relative (as defined in the Code) of an Associate, such as receipt by an Associate of a loan, kickback, bribe, referral, brokerage or finders fee, a substantial gift or special consideration as a result of any transaction or business dealings involving the Company or any affiliated entity (as defined). The revisions also contain a list of specific required items for executive officers and Associates, said items being intended to prevent a conflict of interests from occurring. Among other items, the specific items include a requirement that (i) executive officers provide their federal income tax returns to the Committee (specified in the Code), (ii) no loans can be made by an Associate to another Associate exceeding $250 without the prior written consent of the Committee and a loan from an affiliated entity to an Associate in excess of $250 must be disclosed to the Committee with the terms thereof, (iii) prior to the Company executing a contract to acquire or sell a property, executive officers are required to disclose to the Committee any direct or indirect involvement of the executive or a relative of the executive in the transaction or with the seller, purchaser or tenant of the property to be bought or sold, and (iv) an Associate shall advise the Committee if he shall learn that any executive officer failed to fulfill a financial obligation for more than five (5) business days or a check to the Company or an affiliated entity drawn by an executive officer did not clear and was not replaced with good funds within five (5) business days.

o Corporate Opportunities. The section was revised to more specifically delineate the parameters of the applicability of the corporate opportunity doctrine to independent directors.

o    Relationship  With  Tenant.  The section  was  revised to provide  that "No
     Associate  may  ask  for  or  accept  (directly  or  indirectly)   anything
     personally from a Tenant.

The Code was reviewed and approved by the Audit Committee and the Nominating and Corporate Governance Committee prior to being presented to the Board of Directors.

The revised and restated Code of Business Conduct and Ethics has been posted on the registrant's web site, www.onelibertyproperties.com. The revised and restated Code of Business Conduct and Ethics is annexed to this Form 8-K as an exhibit and should be read in its entirety due to the significant revisions made to the Code of Business Conduct and Ethics.

Item 9.01.        Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired. Not applicable.

         (b)      Pro Forma Financial Information. Not applicable.

         (c)      Shell Company Transactions. Not applicable.

         (d)      Exhibits.

                  Exhibit 3.1       By-Law Amendment.

                  Exhibit 14.1      Revised Code of Business Conduct and Ethics.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ONE LIBERTY PROPERTIES, INC.



Date:     March 14, 2006                By: /s/ Simeon Brinberg
                                        -----------------------
                                        Simeon Brinberg
                                        Senior Vice President

                                   Exhibit 3.1


                          ONE LIBERTY PROPERTIERS, INC.
                              AMENDMENT TO BY-LAWS

Pursuant to Article XV of the By-Laws, as amended, of One Liberty Properties, Inc. (the "Corporation") the Board of Directors at a regular meeting held on March 10, 2006 revised Article III, Section I of the By-Laws, which currently provides as follows:

                                  "ARTICLE III
                               Board of Directors


                  Section 1, Number of Directors. The number of directors of the Corporation shall be three (3). By vote of a majority of the entire Board of Directors, the number of directors fixed by the Articles of Incorporation or by these By-Laws may be increased or decreased by resolution from time to time, but may not exceed ten (10) nor be less than three (3). The tenure of office of a director shall not be affected by any decrease in the number of directors so made by the board."

to read as follows:


                                  "ARTICLE III
                               Board of Directors

                  Section 1, Number of Directors. The number of directors of the Corporation shall be three (3). By vote of a majority of the entire Board of Directors, the number of directors fixed by the Articles of Incorporation or by these By-Laws may be increased or decreased by resolution from time to time, but may not exceed eleven (11) nor be less than three (3). The tenure of office of a director shall not be affected by any decrease in the number of directors so made by the board."

                                  Exhibit 14.1


                          ONE LIBERTY PROPERTIES, INC.
                       CODE OF BUSINESS CONDUCT AND ETHICS

PURPOSE

This Code of Business Conduct and Ethics contains general guidelines for conducting the business of the Company consistent with the highest standards of business ethics, and is intended to be a "code of ethics" within the meaning of
Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder ("SOAct"). This Code should be considered to be a minimum standard. If a law, rule or regulation conflicts with a policy in this Code you must comply with the law, rule or regulation; however, if a local custom or policy conflicts with this Code, you must comply with the Code. If this Code requires a higher standard than is required by local custom or policy or applicable law, rules and regulations, you are required to adhere to these higher standards.

This Code applies to all of our officers, directors, employees (whether a direct employee or employed pursuant to a shared services agreement among various entities, including the Company) and agents, including consultants, whether they work for the Company on a full or part-time basis. We refer to all persons covered by this Code as "Associates."

COMPLIANCE WITH LAWS, RULES AND REGULATIONS

Obeying the law, both in letter and in spirit, is the foundation on which our ethical standards are built. All Associates must respect and obey federal law and the laws of the cities and states in which we operate. Although not all Associates are expected to know the details of each of these laws, it is important to know enough to determine when to seek advice from executives or other appropriate personnel.

All Associates must cooperate fully with the people responsible for preparing reports filed with the Securities and Exchange Commission and all other materials that are made available to the investing public to make sure the people responsible for preparing such reports and materials are promptly made aware of all information that might have to be disclosed in those reports or other materials or that might affect the way in which information is disclosed in them.

REPORTING VIOLATIONS OF THE CODE

All Associates have a duty to report any known or suspected violation of this Code by any Associate, including any violation of laws, rules, regulations or policies that apply to the Company or that involve the commission or potential commission of a felony or other significant criminal act whether or not involving the Company. Reporting a known or suspected violation of this Code by others should not be considered an act of disloyalty, but an action to safeguard the reputation and integrity of the Company and its Associates.

If you know of or suspect a violation of this Code, immediately either (i) report the conduct to Simeon Brinberg, Senior Vice President (Senior Counsel) of the Company, or his successor, who will work directly with you to investigate your concern or if you prefer (ii) call our anonymous whistleblower hotline at 1-888-288-7726 or if the matter involves a Committee (hereafter defined) member or if you otherwise prefer (iii) contact Charles Biederman, or his successor as the Chairperson of the Audit Committee of the Board of Directors, at cbieder778@aol.com.

It is our policy that any Associate who violates this Code will be subject to appropriate discipline, including termination of employment, as determined by a committee consisting of Simeon Brinberg, Patrick Callan, Jr., Fredric H. Gould, David W. Kalish and Mark H. Lundy, or their successors as chosen by the Board of Directors (the "Committee"), based upon the facts and circumstances of each particular situation; provided that the Audit Committee of the Board of Directors shall investigate and recommend appropriate disciplinary measures for the Board of Directors to vote upon in respect of any suspected violation of this Code by a Committee member. An Associate accused of violating this Code will be given an opportunity to present his or her version of the events at issue to said Committee (or the Audit Committee as appropriate) prior to any determination of appropriate discipline. Any Associate who fails to report known or suspected violations by another Associate may also be subject to appropriate discipline, including termination of employment. Furthermore, Associates who violate the law or this Code may expose themselves to substantial civil damages, criminal fines and prison terms. The Company may also face substantial fines and penalties in such situations, not to mention damage to the Company's reputation. In short, your conduct as an Associate of the Company, if it does not comply with the law or with this Code, can result in serious consequences for both you and the Company.

CONFIDENTIALITY AND POLICY AGAINST RETALIATION

All questions and reports of known or suspected violations of the law or this Code will be treated with sensitivity and discretion. The Committee and the Company will protect your anonimity to the extent possible consistent with law and the Company's need to investigate your concern. The Company strictly prohibits retaliation against an Associate who, in good faith, seeks help or reports known or suspected violations. Anyone who seeks reprisal or retaliates against an Associate because the Associate, in good faith, sought help or filed a report will be subject to disciplinary action, including termination of employment.

WAIVERS OF THE CODE

Waivers of a provision or requirement of this Code will be granted on a case-by-case basis and only in extraordinary circumstances. Waivers of a provision or requirement of this Code for Associates may be made only by the Committee. Any waiver of a provision or requirement of this Code for our Directors, Executive Officers or other principal officers may be made only by our Board of Directors and will be promptly disclosed to the public.

CONFLICTS OF INTEREST

Although Associates are generally permitted to engage in personal business and personal financial transactions and other activities outside the Company, there are restrictions on your personal business and financial transactions. As long as you remain an Associate, you must avoid situations where your loyalties may be divided between the Company's interests and your own. These divided loyalties are referred to as "conflicts of interest." You should actively avoid any private interest that may influence your ability to act in the best interests of the Company or that makes it difficult to perform your work objectively and effectively. It is difficult to list all of the ways in which a conflict of interest may arise. The Board of Directors has determined that it is not a conflict of interest for an Associate (other than directors who are deemed to be independent directors under SOAct and the rules of New York Stock Exchange) to work for or otherwise have a business connection with the entities who are parties to a Shared Services Agreement among the Company, BRT Realty Trust, Gould Investors L.P. and other entities.

An actual or potential conflict of interest occurs when an Associate is in a position to influence a decision that may result in personal gain for that Associate or for a Relative (hereafter defined) of the Associate as a result of the Company's business dealings, or the business dealings of any of the affiliated entities that are parties to a Shared Services Agreement among the Company, BRT Realty Trust, Gould Investors L.P. and other entities in which certain officers and Directors of the Company have an interest (together, the "Affiliated Entities"). Personal gain may result not only in cases where an Associate or Relative has a significant financial interest in, or is employed by, a firm with which the Company or one of the Affiliated Entities does business, but also when an Associate or Relative receives any loan, kickback, bribe, referral, brokerage or finder's fee (or any portion thereof), substantial gift or special consideration as a result of any transaction or business dealings involving the Company or one of the Affiliated Entities - and all such dealings are prohibited. Associates and their Relatives shall exercise caution, prudence and good judgment before accepting any gift, entertainment, services, or promises of future benefits from any person, group or agency who might benefit or appear to benefit from the Associate's connection with the Company. For the purpose of this Code, (i) a "Relative" is any person who is related to another by blood, marriage or adoption or who is a significant other or domestic partner and (ii) a "substantial gift" is any physical item costing in excess of $250 (this cost limitation does not apply to meals, tickets to sporting events or other events or to golf outings or other similar outings within the New York City metropolitan area which are not excessive in nature). In no event, may any Associate take cash or cash equivalents (such as gift certificates) from any person, group or agency who might benefit or appear to benefit from the Associate's connection with the Company.

The Board of Directors is aware of certain transactions between the Company and the Affiliated Entities. These transactions with the Affiliated Entities include the sharing of services pursuant to the terms of the Shared Services Agreement and the provision of services by such Affiliated Entities to the Company, to other Affiliated Entities and to persons who conduct business with the Company. The Board of Directors has determined that the services provided by Affiliated Entities to the Company are beneficial to the Company and that the Company may enter into any contract or transaction with an Affiliated Entity, provided that any such transaction is approved by the Audit Committee of the Board of Directors which is satisfied that the fees, charges or other payments made to the Affiliated Entities are at no greater cost or expense to the Company than would be incurred if the Company were to obtain substantially the same services from unrelated and unaffiliated persons.

In furtherance of our goal to prevent conflicts of interest, the following specific items are required:

o All Associates who are Executive Officers of the Company shall promptly upon filing provide their federal income tax returns to the Committee or their designee and shall provide such other information relating to their financial dealings as the Committee may request. For purposes hereof, "Executive Officers" shall mean any officer of the Company who is at or above the grade of Vice President and any other Associates that the Committee may determine.

o No Associate may directly or indirectly make (or receive) a loan (in excess of $250) to (from) another Associate (who is not his or her Relative) without the prior written consent of the Committee.

o An Associate who directly or indirectly receives a loan (in excess of $250) from an Affiliated Entity must promptly thereafter notify the Committee of the loan and the material terms thereof.

o All Associates consent to the Committee's obtaining (at the Company's expense on a periodic basis as determined by the Committee) a credit report, criminal background report or other report of verification at such times as the Committee deems appropriate.

o Prior to the Company (or a subsidiary or joint venture of the Company) executing a contract to acquire (or sell) an interest in real property, all Executive Officers (and other Associates to extent he or she has actual knowledge of the transaction) shall provide written notice to the Committee of any direct or indirect ownership, employment or fee or profit participation or similar interest that the Executive Officer (or other Associate) or his or her Relative may have (or previously had) with the seller (or purchaser) or tenant of such property to be acquired (or sold) or with the broker on such acquisition (sale); provided that no such disclosure shall be required in respect of public entities (that are the seller, purchaser or tenant of the prospective property) in which an Associate or his or her Relative may have an interest unless such Associate or his or her Relative is an officer, director or employee of such public entity or such Associate or his or her Relative owns in excess of 5% of the common stock of such public entity.

o If any Associate shall learn that any Executive Officer has failed to fulfill a financial obligation to the Company or any Affiliated Entity for more than five (5) business days or that a check from any Executive Officer to the Company or any Affiliated Entity did not clear and the Executive Officer did not replace the check with good funds within five (5) business days, then such Associate shall promptly disclose same to the Committee.


CORPORATE OPPORTUNITIES

As an Associate of the Company, you have an obligation to put the interests of the Company ahead of your personal interests and to advance the Company's interests when the opportunity to do so arises. If an Associate (other than an independent Director) is presented or becomes aware of a business opportunity that is in the Company's line of business (an "OLP Opportunity") the Associate must first present the OLP Opportunity to the Company before pursuing the OLP Opportunity in his or her individual capacity. No Associate may use corporate property, information or his or her position for personal gain, and no Associate may compete with the Company either directly or indirectly. Independent Directors who discover an OLP Opportunity through the use of Company information or his or her position as a Director must first present the OLP Opportunity to the Company before directly or indirectly pursuing the OLP Opportunity.

Associates are required to fully disclose to the Committee the terms and conditions of each OLP Opportunity covered by this Code that he or she wishes to pursue. As to Associates other than Executive Officers or Directors, the Committee and other appropriate management personnel will determine whether the Company wishes to pursue the OLP Opportunity and, if the Company waives its right to pursue an OLP Opportunity, such waiver must be authorized in writing by an Executive Officer of the Company with the concurrence of the Chief Executive Officer. As to Directors (including Independent Directors) and Executive Officers, a waiver by the Company to pursue an OLP Opportunity must be approved by the Board of Directors and such approval confirmed in writing by an Executive Officer of the Company. If the Company shall waive its right to pursue an OLP Opportunity, the Associate may pursue the OLP Opportunity on the same terms and conditions offered to the Company and consistent with other ethical guidelines set forth in this Code.

If there is any ambiguity as to whether or not an opportunity is an "OLP Opportunity", the ambiguity shall be construed in favor of the Company and the opportunity shall be deemed to be an "OLP Opportunity", Associates are encouraged to seek the Company's consent if there is any question, ambiguity or issue as to whether or not a specific business opportunity is an OLP Opportunity.


CONFIDENTIAL INFORMATION

Associates must maintain the confidentiality of confidential information entrusted to them by the Company or its tenants, except when disclosure is authorized by the Company's counsel or required by laws or regulations and except for disclosure of information to the Company. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Company or its tenants, if disclosed. It also includes information that our tenants or other parties with whom we have investing or business arrangements have entrusted to us. The obligation to preserve confidential information continues even after employment ends.


COMPETITION AND FAIR DEALING

We seek to outperform our competition fairly and honestly. We seek competitive advantages through superior performance, never through unethical or illegal business practices. Stealing proprietary information, possessing trade secret information that was obtained without the owner's consent, or inducing such disclosures by past or present employees of other companies is prohibited. Each Associate should endeavor to respect the rights of and deal fairly with the Company's service providers, competitors and employees. No Associate should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other intentional unfair practices. The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage. Gifts to a business relation or prospective business relation or entertainment to the extent offered, given, provided, received or accepted by any Associate or any Relative of an Associate from a business relation or prospective business relation shall not be: (i) cash or a cash equivalent (other than for personal events such as wedding gifts), (ii) inconsistent with customary business practices, (iii) excessive in value, (iv) capable of being reasonably construed as a bribe or payoff or (v) in violation of this Code or applicable laws or regulations. Please discuss with any Committee Member any gifts or proposed gifts which you are not certain are appropriate.

RELATIONSHIPS WITH TENANTS

Our business success depends upon our ability to foster lasting relationships with our tenants and others with whom we conduct business. The cornerstone of these relationships is trust. To build trust, the Company is committed to dealing with tenants and others with whom we conduct business fairly, honestly and with integrity. Specifically, you should keep the following guidelines in mind when dealing with tenants and others with whom we conduct business:

o Information we supply should be accurate and complete to the best of our knowledge. Associates should never deliberately misrepresent information.

o No Associate may ask for or accept (directly or indirectly) anything personally from a Tenant.

o    Business   entertainment  should  never  exceed  reasonable  and  customary business practice.


PROTECTION OF COMPANY ASSETS

All Associates should protect the Company's assets and ensure their efficient use for legitimate business purposes only. Theft, carelessness and waste have a direct impact on the Company's profitability. To ensure the protection of the Company's assets, each Associate should:

o Exercise reasonable care to prevent theft, damage or misuse of Company property. o Promptly report the actual or suspected theft, damage or misuse of Company property to the Chief Financial Officer.

o    Safeguard  all  electronic  programs,  data,   communications  and  written
     materials from inadvertent access by others.


PERSONAL OR INAPPROPRIATE USE OF COMPANY RESOURCES

The Company provides a wide variety of assets as resources for its Associates in conducting company business including computers, communications systems and other equipment and materials. Although an Associate may, at times, use many of these resources for incidental personal activities, this personal use should be kept to a minimum. Excessive personal use of the Company resources can adversely affect an Associate's performance, increase the Company's costs, and reduce availability of the resources for the Company's business needs. As an example, while Associates may sometimes need to use a Company telephone for a short call for a family matter, it is not appropriate to use Company telephones for frequent, extended or unusually costly calls that do not relate to company business.

While you may occasionally use the Company's electronic systems to send personal messages or to access Internet materials that are not directly business-related, these personal applications should be minimized in accordance with these principles, even if your personal activity involves Company systems that are available for your use at home. In addition, certain emails, faxes or other messages simply must not be sent on Company equipment or through Company systems; these include solicitations, chain letters, and threatening, sexually explicit or harassing materials. You must not use Company resources to create, transmit, store or display (for public viewing) messages, images or materials in any of these categories or access web sites or phone numbers whose primary purpose involves sexually explicit or harassing materials. The use of the funds or assets of the Company, whether for personal gain or not, for any unlawful or improper purpose is strictly prohibited. Misuse of Company assets is misconduct, and may result in termination of your employment.

Associates should be aware that Company property includes all data and communications transmitted to or received by, or contained in, the Company's electronic or telephonic systems or by written media. This includes, among other things, the computer system, any files in memory and all instant messages, e-mails and phone records. Associates and other users of this property should have no expectation of privacy with respect to these communications and data. To the extent permitted by law, the Company has the ability, and reserves the right, to monitor all electronic and telephonic communication. These communications may also be subject to disclosure to law enforcement or government officials.

COMPANY RECORDS

Accurate and reliable records are crucial to our business. Our records are the basis of our earnings statements, financial reports and other disclosures to the public. In addition, our records are the source of essential data that guides business decision-making and strategic planning. Company records include payroll, travel and expense reports, emails, accounting and financial data, measurement and performance records, electronic data files and all other records maintained in the ordinary course of our business.

All Company records must be complete, accurate and reliable in all material respects. There is never a reason to make false or misleading entries. In addition, undisclosed or unrecorded funds, payments or receipts are strictly prohibited. You are responsible for understanding and complying with our recordkeeping policy. Ask our Chief Financial Officer if you have any questions.

ACCURACY OF FINANCIAL REPORTS AND OTHER PUBLIC COMMUNICATIONS

We are a public company and are required to report our financial results and a great deal of financial and other information about our business to the public and the Securities and Exchange Commission (the "SEC"). We are also subject to various securities laws and regulations. It is our policy to promptly disclose accurately and completely material information regarding the Company's business, financial condition and results of operations. Inaccurate, incomplete or untimely reporting is not acceptable and can severely damage the Company and cause legal liability. Associates should be on guard for, and must promptly report, evidence of improper financial reporting. Examples of suspicious activities that must be reported include:

o Financial results that seem inconsistent with the performance of underlying business transactions;

o Inaccurate records, such as overstated expense reports, or erroneous time sheets or invoices;

o    Transactions that do not seem to have a good business purpose; and

o    Requests to circumvent ordinary review and approval procedures.

The Company's financial officers and other Associates working in the Accounting Department have a special responsibility to ensure that all of our financial disclosures are full, fair, accurate, timely and understandable. Such Associates must understand and strictly comply with generally accepted accounting principles as adopted by the Company and all standards, laws and regulations regarding accounting and financial reporting of transactions, estimates and forecasts. The SEC has adopted rules that prohibit officers or directors, and persons acting under their direction, from making any materially false, misleading, or incomplete statement to an accountant in connection with an audit or any filing with the SEC.

If an Associate believes that the Company has engaged in any type of questionable accounting or auditing activity, such Associate should report the allegations to a member of the Committee or anonymously by calling our whistleblower hotline at 1-888-288-7726 or by contacting Charles Biederman, or his successor as the Chairperson of the Audit Committee of the Board of Directors, at cbieder778@aol.com.


PROFITING FROM INSIDE INFORMATION

If you possess information about the Company that is both material and non-public, called "material inside information," you are subject to trading restrictions. You cannot legally trade in Company securities, or make recommendations to anyone, including your family, friends and colleagues, about trading in Company securities, until a reasonable time, usually the second trading day after the Company issues a press release or makes an SEC filing disclosing the material inside information that you possess.

Information is "material" if it would influence a reasonable person to buy or sell stock. Examples include undisclosed data reflecting earnings or profitability, or trends in these figures; major acquisitions, equity investments or divestitures; and important developments in projects, alliances or litigation. Information is "non-public" if it hasn't been the subject of a Company press release or contained in an SEC filing made by the Company. Trading in Company stock includes buying or selling Company shares or options to buy or sell Company shares, and/or selling shares that were purchased under any Company stock option plan or dividend reinvestment plan. It does not include regular, continuing purchases through the Company's dividend reinvestment plan or purchases, without sale, of shares through exercise of a Company stock option.

In order to minimize the risk of insider trading and prevent inadvertent use of material inside information, you are required to follow these procedures:

         1. Before trading in the Company's securities you must consult with Simeon Brinberg, our Senior Vice President (Senior Counsel) or his successor or designee;

         2. If the Senior Vice President (Senior Counsel) has cleared your transaction, you must execute the transaction within two business days. If more than two business days have elapsed since you spoke with the Senior Vice President (Senior Counsel), you must speak with him again before engaging in the transaction; and

         3. The foregoing procedures are also applicable to proposed transactions in securities of the Company to be made by (i) your spouse, your children, any other Relative who may live with you, and any corporation or other entity that you may directly or indirectly control; and (ii) any fiduciary account (where you are trustee, executor, custodian, etc.) with respect to which you make investment decisions. If you are not certain as to whether the procedures apply to a particular trade, you must consult with the Senior Vice President (Senior Counsel).

If you violate insider trading laws, both you and the Company may be subject to severe criminal penalties. Insider trading laws apply to all Associates at any level, not merely to officers.


PUBLIC COMMUNICATIONS AND COMPLIANCE WITH REGULATION FD

The Company places a high value on its credibility and reputation in the community. What is written or said about the Company in the news media and investment community directly affects our reputation, positively or negatively. It is our policy to provide timely, accurate and complete information in response to public requests, consistent with our obligations to maintain the confidentiality of competitive and proprietary information and to prevent selective disclosure of market-sensitive data. To ensure compliance with this policy, all news media or other public requests for information regarding the Company should be directed to the Investor Relations Director, or person performing such function. The Investor Relations Director will work with you and the appropriate personnel to evaluate and coordinate a response to the request.

In connection with its public communications, the Company is required to comply with a rule under the federal securities laws referred to as Regulation FD (which stands for "fair disclosure"). Regulation FD provides that, when we disclose material, non-public information about the Company to securities market professionals or stockholders (where it is reasonably foreseeable that the stockholders will trade on the information), we must also disclose the information to the public. "Securities market professionals" generally include analysts, institutional investors and investment advisors.

To ensure compliance with Regulation FD, we have designated to be our Investor Relations Director, Simeon Brinberg, Senior Vice President (Senior Counsel) or his successor and officers specifically designated by him for specified circumstances, as our company spokesperson.

Only our company spokesperson is authorized to disclose information about the Company in response to requests from securities market professionals or stockholders. If you receive a request for information from any securities market professionals or stockholders, promptly contact our company spokesperson to coordinate a response to such request.

Associates who may in the course of their employment interact with securities market professionals are specifically covered by Regulation FD and have a special responsibility to understand and comply with Regulation FD. Contact our Senior Vice President (Counsel) if you have any questions about the scope or application of Regulation FD.

COMPLIANCE PROCEDURES

We must all work to ensure prompt and consistent action against violations of this Code. However, in some situations it is difficult to know right from wrong. Since we cannot anticipate every situation that will arise, it is important that we have a way to approach a new question or problem. These are the steps to keep in mind:

o Make sure you have all the facts. In order to reach the right solutions, we must be as fully informed as possible.

o Ask yourself: What specifically am I being asked to do? Does it seem unethical or improper? This will enable you to focus on the specific question you are faced with, and the alternatives you have. Use your judgment and common sense; if something seems unethical or improper, it probably is.

o Clarify your responsibility and role. In most situations, there is shared responsibility. Are your colleagues informed? It may help to get others involved and discuss the problem.

o Discuss the problem with an executive officer. This is the basic guidance for all situations. In many cases, an executive officer will be more knowledgeable about the question, and will appreciate being brought into the decision-making process. Remember that it is an executive officer's responsibility to help solve problems.

o You may report ethical violations in confidence and without fear of retaliation. If your situation requires that your identity be kept secret, your anonymity will be protected. The Company does not permit retaliation of any kind against employees for good faith reports of ethical violations.

o Always ask first, act later: If you are unsure of what to do in any situation, seek guidance before you act.


CONCLUSION

This Code of Business Conduct and Ethics contains general guidelines for conducting the business of the Company consistent with the highest standards of business ethics. If you have any questions about these guidelines, please contact Simeon Brinberg, Senior Vice President (Counsel) or a person performing that function. We expect all Associates, regardless of their level, to adhere to these standards. Each Associate is separately responsible for his or her actions. Conduct that violates the law or this Code cannot be justified by claiming that it was ordered by someone in higher management. If you engage in conduct prohibited by the law or this Code, you will be deemed to have acted outside the scope of your employment. Such conduct will subject you to disciplinary action, including possibly termination of employment.

Note: This Code and the matters contained herein are neither a contract of employment nor a guarantee of continuing Company policy. We reserve the right to amend, supplement or discontinue this Code and the matters addressed herein, without prior notice, at any time.